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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 28, 1999

                          THE SPORTS CLUB COMPANY, INC.


           Delaware                     1-13290                  95-4479735
 (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Indentification No.)

    11100 Santa Monica Boulevard, Suite 300
            Los Angeles, California                               90025
   (address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable








                           Index of Exhibits on Page 2

                                   Page 1 of 2

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

        On September 28, 1999, the Company announced it has reached an agreement to sell its successful Spectrum Clubs, a group of ten athletic clubs in southern California, to investment group Brentwood Associates for $49,000,000. The Company has also entered into a sale and leaseback of its Spectrum Club - Thousand Oaks property for net proceeds of $12,000,000.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma financial information

         The Company will file a Form 8-K upon closure of the transaction and include all required pro forma financial information.

(c)      Exhibits

         1.   Press Release dated September 28, 1999.

         2. Stock Purchase Agreement dated September 16, 1999 by and among Racquetball and Fitness Clubs, Inc., The Spectrum Club Company, Inc., Canoga/Agoura Spectrum Club, Inc., Spectrum Club Anaheim, El Segundo - TDC, Ltd., TVE Inc. and The Sports Club Company, Inc.

         3. Amendment #1 to the Stock Purchase Agreement among Racquetball & Fitness Clubs, Inc., The Sports Club Company, Inc., The Spectrum Club Company, Inc., Canoga/Agoura Spectrum Club, Inc., Spectrum Club Anaheim, El Segundo - TDC, Ltd. and TVE, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                        THE SPORTS CLUB COMPANY, INC.



                                          BY: /S/ TIMOTHY O'BRIEN
                                              ----------------------------------
                                              Timothy O'Brien
                                              Chief Financial Officer

                                              OCTOBER 5, 1999



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